UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2025

___________________________

CLOUDASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

___________________________

Delaware	001-42494	87-0690564
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Hamilton Road
Palo Alto, California		94301
(Address of principal executive offices)		(Zip Code)

(650) 644-4160

 Registrant’s telephone number, including area code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange On Which Registered
Class A Common Stock	CSAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

As disclosed in a Form 8-K filed by Cloudastructure, Inc. (the “Company”) on March 26, 2025, as amended by a Form 8-K/A on April 17, 2025, the Company entered into a Securities Purchase Agreement with Streeterville Capital, LLC (“Streeterville”) on March 21, 2025 (as subsequently modified and amended, the “Series 2 Agreement”), pursuant to which Streeterville agreed to purchase up to $40,000,000 of the Company’s Series 2 Convertible Preferred Stock, par value $0.0001 per share (the “Series 2 Stock”). The Series 2 Stock is convertible into the Company’s Class A common stock, par value $0.0001 per share (the “Class A Stock”), on the terms and subject to the limitations and conditions set forth in the Certificate of Designations of Preferences and Rights of Series 2 Convertible Preferred Stock (the “Certificate of Designations”).

On December 15, 2025, the Company and Streeterville entered into a Supplemental Terms Agreement (the “Supplemental Terms”) pursuant to which the Company agreed to sell and issue to Streeterville, and Streeterville agreed to purchase from the Company, 3,500 shares of Series 2 Stock pursuant to the Series 2 Agreement (the “Tranche 3 Shares”). The Company issued the Tranche 3 Shares to Streeterville on December 15, 2025, and received gross proceeds of $3,500,000. Pursuant to the Supplemental Terms, the parties agreed that, upon the Company’s delivery of the Tranche 3 Shares to Streeterville, Streeterville’s reinvestment right pursuant to the Series 2 Agreement has been fully exercised and is of no further force or effect.

In addition, pursuant to the Supplemental Terms, notwithstanding anything to the contrary in the Certificate of Designations, Streeterville will not have the right to convert any of the Tranche 3 Shares at a Conversion Price (defined below) of less than $0.75 per share prior to 20 days following the date that the daily volume weighted average price (VWAP) of the Class A Stock is below $0.75 (the “Cooling Off Period”). Following the Cooling Off Period, if Streeterville seeks to convert any of the Tranche 3 Shares with a Conversion Price below $0.75 per share, the Company has agreed to pay Streeterville the applicable Conversion Amount (as defined below) in cash or by delivery of the shares of Class A Stock within three business days, with such election to be made in the Company’s discretion within 24 hours after receiving Streeterville’s conversion notice. Only one Cooling Off Period may occur unless the daily VWAP of the Class A Stock is above $0.75 for 90 consecutive days, after which a subsequent Cooling Off Period may occur.

In addition, on December 15, 2025, the Company and Streeterville entered into a Waiver Agreement pursuant to which Streeterville agreed to waive certain purchase conditions set forth in the Series 2 Agreement with respect to Streeterville’s purchase of the Tranche 3 Shares.

The foregoing description of the Waiver Agreement and Supplemental Terms is not complete and is subject to, and qualified in its entirety by reference to, the text of the Waiver Agreement and the Supplemental Terms, which are included as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and incorporated here by reference.

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Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Form 8-K is incorporated here by reference in its entirety.

The sale of the Tranche 3 Shares to Streeterville was not registered under the Securities Act, or the securities laws of any state, and such shares were offered and issued in reliance on the exemption from registration under the Securities Act afforded by Section 4(a)(2) and Rule 506 of Regulation D promulgated thereunder.

Subject to the Supplemental Terms, the Tranche 3 Shares are convertible at any time at Streeterville’s option into shares of Class A Stock equal to (1) the number of Tranche 3 Shares being converted multiplied by their then Stated Value (defined below) (the “Conversion Amount”), divided by (ii) the Conversion Price. Each Tranche 3 Share has a stated value (the “Stated Value”) of $1,111, subject to an automatic 10% increase upon the occurrence of an Event of Default (as defined in the Certificate of Designations).

Prior to a Trigger Event (as defined in the Certificate of Designations) or an Event of Default, the conversion price (“Conversion Price”) is $10.00 per share of Class A common stock, subject to adjustment if the Company issues Class A common stock or rights to receive Class A common stock at a lower price (the “Fixed Conversion Price”). Following a Trigger Event or Event of Default, the Conversion Price is the lesser of the (i) Fixed Conversion Price, and (ii) greater of (x) 88% multiplied by the lowest daily VWAP of the Company’s Class A Stock during the eight business day period prior to the measurement date, and (y) 20% of the “Minimum Price” as defined in Nasdaq Rule 5635 calculated as of the most recent date on which the Company issued Series 2 Stock.

Notwithstanding the foregoing, no conversion of Series 2 Stock will be effected to the extent it would cause Streeterville alone, without aggregating with its affiliates, to beneficially own greater than 4.99%, and together, with its affiliates, to beneficially own greater than 9.99%, of the Company’s Class A common stock.

Item 9.01	Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)       Exhibits

10.1	Waiver Agreement between the Company and Streeterville Capital, LLC dated December 15, 2025
10.2	Supplemental Terms Agreement between the Company and Streeterville Capital, LLC dated December 15, 2025
104	Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document).

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EXHIBIT INDEX

Exhibit Number	Document
10.1	Waiver Agreement between the Company and Streeterville Capital, LLC dated December 15, 2025
10.2	Supplemental Terms Agreement between the Company and Streeterville Capital, LLC dated December 15, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2025

CLOUDASTRUCTURE, INC.

By:	/s/ Greg Smitherman
Greg Smitherman
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

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